UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2018

Date of Report (Date of earliest event reported)

Gawk Incorporated
(Exact name of registrant as specified in its charter)

Nevada	333-180611	33-1220317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Melrose Avenue, Suite 42, Los Angeles, CA 90038

(Address of principal executive offices)

Registrant's telephone number, including area code: 888-754-6190

N/A

(Former name of Company)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a)(1) Previous independent accountants.

(i) On November 14, 2017, Gawk Incorporated (the “Company”) announced the engagement of Squar Milner, LLP (“Squar Milner”) as the Company’s newly appointed independent registered public accounting firm. Based upon discussions with Squar Milner on January 12, 2018, the Company has determined that it will not proceed with the previously announced engagement of Squar Milner as the Company’s independent registered public accounting firm. The decision that the Company would not proceed with the engagement was approved by the Board of Directors based upon discussions with Squar Milner regarding their capacity to act as the Company’s independent registered public accounting firm pursuant to the terms of the engagement letter dated November 10, 2017.

(ii) Squar Milner prepared no report on the financial statements of the Company for any period.

(iii) The Company’s decision that it would not proceed with the engagement of Squar Milner was approved by the Company’s Board of Directors.

(iv) There were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v) Squar Milner has not advised the Company of any matters constituting a reportable event for purposes of Item 304(a)(1)(v) of Regulation S-K.

(2) Engagement of new independent accountants. On January 12, 2018, the Audit Committee has approved the Company’s engagement of DMCL Chartered Professional Accountants as its independent auditors replacing Squar Milner. During the Company’s two most recent fiscal years, and the subsequent interim period through January 31, 2018, the Company did not consult with DMCL Chartered Professional Accountants regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

(3) Statement of previous independent accountants. The Company has asked Squar Milner to furnish it with a letter addressed to the SEC stating whether it agrees or disagrees with the above statements and a copy of that letter is attached as Exhibit 16.1 to this Report. The Company has authorized Squar Milner to fully respond to the inquiries of DMCL Chartered Professional Accountants as the Company’s successor accountants.

The Company submitted a copy of this Form 8-K to Squar Milner prior to filing with the Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

16.1	Letter of Squar Milner Certified Public Accountants, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAWK INCORPORATED

Date: February 2, 2018	By:	/s/ Scott Kettle
Scott Kettle
CEO

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